EXHIBIT 10.1


                                LETTER AMENDMENT

                                        Dated as of February 18, 1998


To the banks, financial institutions
  and other institutional lenders
  (collectively, the "Lenders")
  parties to the Credit Agreement
  referred to below and to Fleet National Bank, as administrative agent (the "Administrative Agent") for the Lenders

Ladies and Gentlemen:

                  We refer to the Amended and Restated Credit Agreement dated as of July 3, 1997 (the "Credit Agreement") among the undersigned, CT Holding, Inc., a Delaware corporation ("Holding"), and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

                  The Credit Agreement, the Security Agreement and the Pledge Agreement are, effective of the date of this Letter Amendment, hereby amended as follows:

                  (a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the correct alphabetical order:

                  "Bank Hedge Agreement" means any interest rate Hedge Agreement required or permitted under Article V that is entered into by and between the Borrower and any Hedge Bank.

                  "Hedge Bank" means any Lender party or any of its Affiliates in its capacity as a party to a Bank Hedge Agreement."

                  (b) The definition of "Secured Parties" in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof "and the Hedge Banks".

                  (c) The definition of "Loan Documents" in Section 1.01 of the Credit Agreement is hereby amended by adding at the end of clause (b) therein the phrase "and (vi) each Bank Hedge Agreement".



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                  (d)  Section  5.02(b)(ii)  of the Credit  Agreement  is hereby amended in full to read as follows:

                  "(ii) in the case of the Borrower and its Subsidiaries, (A) the Permanent Debt in an aggregate principal amount not to exceed $115,000,000 and (B) Debt in respect of Hedge Agreements designed to hedge against fluctuations in interest rates incurred in the ordinary course of business and consistent with prudent business practice in an aggregate notional amount not to exceed $48,500,000 at any time outstanding.

                  (e) Section 5.02(f)(iv) of the Credit Agreement is hereby amended in full to read as follows:

                  "(iv)  (A)  Investments   consisting  of   intercompany   Debt
         permitted under Section 5.02(b)(iii) and (B) Investments by the Borrower in Hedge Agreements permitted under Section 5.02(b)(ii)(B)".

                  (f) Section 7.01 of the Credit Agreement is hereby amended by replacing the first sentence thereof in its entirety to read as follows:

                  "Each Lender Party (in its capacities as a Lender, the Swing Line Bank (if applicable), the Issuing Bank (if applicable) and a potential Hedge Bank) hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto.

                  (g) Sections 1, 2 and 3 of the Security Agreement are hereby amended by replacing each reference therein to "Lender Parties" with "Secured Parties".

                  (h) Sections 1 and 2 of the Pledge Agreement are hereby amended by replacing each reference therein to "Lender Parties" with "Secured Parties".

                  This Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment executed by us, Holding and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender as executed this Letter Amendment, and the Loan Party Consent attached hereto by Country General, Inc. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  On and after the effectiveness of this Letter Amendment, (x) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import



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referring  to the  Credit  Agreement,  and  each  reference  in the  other  Loan
Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment, (y) each reference in the Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Security Agreement, and each reference in the other Loan Documents to "the Security Agreement", "thereunder", "thereof" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Letter Amendment and (z) each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Pledge Agreement, and each reference in the other Loan Documents to "the Pledge Agreement", "thereunder", "thereof" or words of like import referring to the Pledge Agreement, shall mean and to be reference to the Pledge Agreement, as amended by this Letter Agreement.

                  The Credit Agreement, as specifically amended by this Letter Amendment, and the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  If you agree to the terms and provision of this Letter Amendment, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Tracey Springer, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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                                Very truly yours,

                                CENTRAL TRACTOR FARM & COUNTRY, INC.



                                By /s/ Denny L. Starr
                                   Title: CFO - Senior Vice President


                                CT HOLDING, INC.


                                By /s/ Dean Longnecker
                                   Title:  Exec. Vice President

Agreed as of the date first above written:

FLEET NATIONAL BANK,
  as Administrative Agent, Issuing Bank and as Lender


By /s/ Stephen Curran
     Title: AVP

NATIONSBANK, N.A.


By /s/ Robert Wilson
     Title: Vice President

DLJ CAPITAL FUNDING, INC.

By______________________________
     Title:


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HELLER FINANCIAL, INC.

By:_____________________________
     Title:


FIRST UNION NATIONAL BANK

By: /s/ Jorge Gonzales
      Title: Senior Vice President


IBJ SCHRODER BANK & TRUST COMPANY

By  /s/ Jennifer Marshall
      Title: Director


KEYBANK NATIONAL ASSOCIATION

By  /s/ Alex Strazella
      Title: Vice President


NATIONSBANK, N.A.

By ______________________
     Title:


HARRIS TRUST & SAVINGS BANK

By  /s/ Christopher J. Fisher
      Title:  Vice President

LASALLE NATIONAL BANK

By  /s/ A. Nicole Hagan
      Title: Loan Officer


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FIRST BANK NATIONAL ASSOCIATION

By /s/ Elliot J. Jaffee
     Title: Vice President

BANK ONE, ILLINOIS, NA

By /s/ Thomas J. Littau
    Title: Asst. Vice President

VAN KAMPEN AMERICAN CAPITAL PRIME
    RATE INCOME TRUST

By /s/ Jeffrey W. Maillet
    Title: Sr. Vice Pres. & Director

HELLER FINANCIAL, INC.

By________________________
    Title:




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                               LOAN PARTY CONSENT


                                            Dated as of February 18, 1998


         The undersigned, Country General, Inc., a Delaware Corporation, as a Loan Party under the Loan Documents referred to in the Credit Agreement dated as of July 3, 1997 (the "Credit Agreement"), among Central Tractor Farm & Country, Inc., CT Holding, Inc., the banks and other financial institutions party thereto and Fleet National Bank as administrative agent hereby consents to the foregoing Letter Amendment and agrees that (a) notwithstanding the effectiveness of such Letter Amendment, each of the Loan Documents to which the undersigned is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and (b) the Security Agreement (as defined in the Credit Agreement) and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as defined therein).

                                       COUNTRY GENERAL, INC.



                                       By /s/ Denny L. Starr
                                          Title: Senior Vice President - CFO